================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                     ------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 3, 2003

                                   WGNB CORP.
             (Exact name of registrant as specified in its charter)


           Georgia                000-30805            58-1640130
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)      Identification No.)

                                201 Maple Street
                                  P.O. Box 280
                           Carrollton, Georgia  30117
                              (Address of Principal
                               Executive Offices)


                                 (770) 832-3557
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


================================================================================

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

        99.1 Press release regarding third quarter earnings issued October 3, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 3, 2003, WGNB Corp. (the "Company") issued the press release describing selected financial results of the Company for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WGNB  CORP.



Date:  October 7, 2003               By:     /s/ Steven J. Haack
                                        -------------------------------------
                                          Steven J. Haack
                                          Secretary and Treasurer